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                                                                    EXHIBIT 99.7


CALIFORNIA MARKET STRUCTURE

*    California energy "market" is complex

     -    A progression of forward and spot markets

          o    Day-ahead (consisting of 24 separate hours)

          o    Hour-ahead

          o    Real-time

     -    Separate markets for different commodities

          o    Multiple forward energy markets (PX and SCs)

          o    Forward transmission market (ISO)

     -    Inter-zonal

     -    Intra-zonal

          o    Multiple ancillary services markets (ISO or self-provision)

          o    Single real-time imbalance energy market (ISO).

*    The separate markets interact in complex ways

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WINNING IN CALIFORNIA MARKETS

*    What strategies will help you prosper in the California market structure?

*    Often heard "folk" wisdom:

     -    "Bid your true costs and you will maximize your profits."

     -    How did this folk wisdom arise?

     -    Is it true?


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UNDERLYING ECONOMIC THEORY

*    Each individual market is based on a simple supply/demand economic model

     -    Operate at intersection of supply and demand curves

          o    Socially optimal production and use

          o    Market clearing price



                                    [CHART]



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AUCTION THEORY

* Socially optimal production and efficient prices result if producers & consumers bid true supply and demand curves

     -    How do you get parties to bid their true costs?

*    Auction theory

     -    Parties bid true supply and demand curves when

          o    Each party is small compared to the market

          o    Market is run once (or infrequently)


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REALITY VS. ECONOMIC THEORY

*    Supply and demand curves are not smooth functions

     -    Start-up costs

     -    Uncertainty

* Published protocols governing California markets from deviate from theory and physical reality

     -    Gaps within a single market

          o    Some markets will not "clear" and may be unstable

          o Constraints that couple the schedule in one hour to the schedule in the next hour are ignored

     -    Gaps between markets

*    Strategies can affect prices


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REALITY VS. AUCTION THEORY

*    Simple auction model ignores important features

     -    Locational market power due to transmission

          o    Inter-zonal

          o    Intra-zonal

     -    Frequency repeated markets

     -    Interacting markets

          o    Energy

          o    Reserves

     -    Cooperative behavior among participants

*    Parties can bid strategically to take advantage of deviations from theory


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BUSINESS RULES

*    Published business rules and processes need more work

     -    Setting ancillary service requirements

     -    Interaction with WSCC

     -    Communicating real-time instructions to resources

     -    Deciding whether a service has been delivered

          o    Affects compliance and payments

     -    Penalties for non-performance


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STRATEGIC DECISIONS IN CALIFORNIA

*    Decide which forward energy market to use

     -    PX or another Scheduling Coordinator

*    Decide how to use resources

     -    Bid capacity in one market and withhold in others

          o    Energy market vs. reserves markets

          o    Hour-ahead vs. day-ahead vs. real-time

*    Tactical decisions

     -    Adjust bid prices

     - Treat physical constraints skipped in protocols when bidding or ignore and lean on ISO


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STEPS IN DEVELOPING STRATEGIES

*    Expert analysis

     -    Review of business protocols

     -    Review of competitor characteristics

     -    Identify potential strategies based on experience

*    Analytical tools

     -    Test possible strategies against computer

     -    Test possible strategies against user specified counter strategies

*    War gaming

     -    Red team, blue team competition

     -    Analytical tools provide playing field



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ANALYSIS OF PROTOCOLS

*    Gaps in the protocols provide

     -    Opportunities for increased profits

     -    Chance for other players to damage your position

*    Analyze protocols

     -    Find leverage points you can use

     -    Find ways to protect against actions of others

     -    Develop potential "raw" strategies

          o    Prioritize for detailed investigation


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DEVELOPMENT OF PRACTICAL STRATEGIES

*    Analysis provides the foundation

     -    Analysis of protocols

     -    Analysis of competitors

     -    Gives start for the development of usable strategies

* Development of practical strategies requires detailed simulation of market operations

     -    Impact of your actions

     -    Impact of competitors' actions


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ANALYTICAL BUSINESS MODEL

* Detailed computational business model of the California markets is required

     -    Model protocols and market operation in detail

          o    Strike a balance among

               -    modeling detail

               -    computational resources needed

               -    available market information

     -    Game theoretic model with multiple participants

* Must accept a wide range of possible strategies and evaluate the outcomes

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DEVELOPING STRATEGIES

* Develop strategies that allow you to operate within the protocols and increase your profits

*    Workable strategies

     -    Do not require unrealizable precision in forecasts

     - Position you to take advantage of opportunities to increase profits when they arise

     -    Limit losses if conditions differ from expected

* Examine the range of strategies that others may use to increase their profits

     -    Develop counter strategies that limit their detrimental impact on you


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CHANGING PROTOCOLS


*    ISO/PX will recognize holes as they operate
          -    Revise protocols and systems to close the gaps

          -    Time lag between recognizing and closing gaps

               o    Window of opportunity

          -    Closing one gap may open others

*     Market rules will be fluid for a while

          -    ISO/PX will be pressured to provide new services and capabilities

               o    Long-term tradable transmission rights




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ONGOING PROCESS


*    Strategy development is not static

     -    Protocols evolve

     -    Competitors learn new strategies

*    Strategy development is an ongoing effort

     -    Monitor operation of market

     -    Monitor actions of competitors

     -    Revise strategies to keep pace


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EXAMPLE OF A PROTOCOL GAP

* Perot Systems discovered a "hole" in the ISO's protocols for buying, selling, and pricing imbalance energy

     -    Allowed strategies that would destablize the market

*    Points we will cover in this example

     -    The way the market would have operated

     -    A simple example of a strategy to increase profits

     -    The effects on participants, the PX, and the ISO

     -    Ways to correct the problem

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MERIT ORDER STACK

                                    [CHART]


*    Decremental Supplemental Energy Bids

     If ISO must reduce energy output

     o    Incremental Supplemental Energy Bids and Energy from Reserves

     If ISO must increase energy output

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EX POST PRICE WHEN OUTPUT IS INCREASED

                                    [CHART]

*    If additional energy (AQ MWh) were needed

     - ISO would dispatch the incremental bids and reserves with available energy in order of increasing bid price

     - Ex post price would be the price of the most expensive resource dispatched

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EX POST PRICE WHEN OUTPUT IS DECREASED

                                    [CHART]

*    If reduction of energy (-AQ MWh) were needed

     - ISO would dispatch the decremental energy bids with available reduction in order of decreasing bids price

     - Ex post price would be the price of the least expensive resource dispatched downward


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OUTPUT INCREASES THEN DECREASES IN HOUR

[CHART]

* Increased output of +AQ(1) followed by decrease of -AQ(2) within the hour, with AQ(1) < AQ(2)

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CONTROLLING THE REAL-TIME MARKET

* The structure of the real-time imbalance energy market would have permitted strategies by which a participant could have:

     -    controlled the ex post price

     - dumped power on the real time market at a very high ex post price

     -    caused wild swings in the ex post price

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SIMPLIFIED EXAMPLE

*    Participant P1 has three generation units:

     -    Unit 1 with operating limits of [100 MW, 2000 MW]

     -    Unit 2 with operating limits of [100 MW, 2000 MW]

     -    Unit 3 with operating limits of [50 MW, 100 MW]

*    P1 bids to sell 2150 MWh in the forward market (for 1 hour)

     - P1 intentionally forgoes the chance to sell an additional 1950 MWh in the forward market

     - P1 will use this capacity to control the ex post price and sell high-priced imbalance energy


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SCHEDULE AND SUPPLEMENTAL BIDS


Schedules from Forward Market

[BAR CHART]

*    Supplemental Energy Bids:

     -    Unit 1: Decremental only
          $10,000/MWh for 100 ( < or = to) x ( < or = to) 2000

     -    Unit 2: No Bid

     -    Unit 3: Incremental Micro Bids
          $ 0/MWh for 50 ( < or = to) x ( < or = to) 55
          $10/MWh for 55 ( < or = to) x ( < or = to) 60
                   *
                   *
                   *

*    Suppose that Unit 1 submits highest priced decremental bid to ISO


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CASE 1: ISO NEEDS ADDITIONAL ENERGY

[BAR CHART]

*    Suppose ISO needs 1,000 MW more

*    ISO will use incremental bids (including Unit 3 which gives P1 information)

*    P1 starts to increment Unit 2 on its own

*    ISO first backs down previously incremental units

* Unit 2 reaches a point at which ISO will have decremented all previously incremented units and starts reducing the highest priced decremental bid (Unit 1)

*    P1 sells 1,000 MWh in imbalance energy market

*    Ex post price set by last unit decremented ($10,000/MWh)

*    P1 is paid $10,000,000

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CASE 2: ISO MUST REDUCE OUTPUT

[BAR CHART]

*  Suppose ISO must reduce by 1,000 MW

*  ISO will use decremental bids and back Unit 1 down by 1000 MW

*  P1 would have to pay the ISO $10,000,000 to replace Unit 1's output

*  P1 eliminates this risk by simultaneously increasing Unit 2 by 1000 MW

* P1's total real-time output is at scheduled value, so P1's net payment to ISO is $0

*  ISO has problems:

   -  Imbalance persists

   -  ISO leans more on regulation

   -  Regulation capacity requirements increase so ISO must buy more

   -  Ancillary service costs increase


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EFFECTS ON OTHER PARTICIPANTS

* Suppose that a participant usually experiences appreciable error in forecasting its real-time load

     - It would buy and sell energy on the imbalance energy market due to forecasting errors

     - It could experience extreme peaks in its payments for imbalance energy if ex-post price can rise very high

     -    It could insure against these peaks:

          o Always schedule more energy in the forward market than it expects that it will need in real-time

               - Usually sells energy on imbalance energy market (or at least reduce the size of its purchases)

               - Additional costs if forward price > ex post price, but reduces its payment peaks for imbalance energy


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EFFECTS ON PX

*    PX participants would be exposed to swings in ex post price

     -    PX participants could insure themselves against effects

     - Grouping participants reduces the amount of extra energy that must be scheduled and the expected cost

     -    PX cannot take such a position to insure a group

* Power Marketer (PM) can take a position in a forward market to insure its participants

     - PM takes a position in forward market to sell insurance that PX cannot sell

     -    PM attracts participants from the PX


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EFFECTS ON ISO

* Parties could have tried to dump considerable energy on the ISO's imbalance energy market

     - ISO would have needed to decrement energy production more than anticipated

     -    Decremental supplemental energy bids are voluntary

          o No concept of the ISO buying "negative reserves" to ensure that it will have enough units that it can decrement

          o    ISO may have to lean more on regulation

          o    ISO may have to administratively reduce some generation

               - Real-time imbalance energy market may "fail" to set an ex post price based on decremental energy bids


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ISO's Correction

*    The ISO has revised the protocols to make a market that appears to clear:

     - Calculate the market clearing price (MCP) that would result if the ISO were to clear the real-time energy market

     - For incremental supplies with price less than MCP, raise the price of the supply to the MCP

     - For decremental bids with price more than MCP, lower the price to the MCP

*    Effect on strategies unclear

     -    No aware of any strategic studies


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"RE-PRICED" MERIT ORDER STACK



                                    [CHART]



*    Decremental Supplemental           o    Incremental Supplemental
     Energy Bids                             Energy Bids and Energy from
                                             Reserves

     If ISO must reduce energy               If ISO must increase energy
     output                                  output


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ANOTHER PROTOCOL GAP


* Perot Systems discovered a "hole" in the PX's protocols for setting zonal energy prices when there is congestion.

     - Adverse interaction with a hold in the ISO's protocols for setting congestion usage charges.

* A small participant could control prices in CA and destablize the PX market.


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SCHEDULES AND ADJUSTMENTS BIDS



*    Each SC develops a preferred schedule for its forward market.

     -    SC's generation equals its demand in each hour.

*    ISO combines SCs' schedules and checks for transmission congestion.

     - SCs provide adjustment bids that are used to eliminate congestion. The bids give:

          o    Cost of increasing output from a resource.

          o    Savings due to reducing output of a resource.


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EXAMPLE WITH CONGESTION



                                    [CHART]


Transmission limit is violated, so ISO must reschedule to eliminate congestion. How should the ISO reschedule the resources?

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MARKET SEPARATION


*    The ISO runs a transmission market.

     - ISO adjusts SC's schedules to maximize value of transmission usage and eliminate congestion.

     - ISO does not become involved in forward energy markets by arranging trades.

          o ISO keeps each SC's generation in balance with its demands (market separation constraint).

* The SCs' adjustment bids are interpreted as implicit bids to use transmission capacity.


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EXAMPLE WITH CONGESTION


                                    [CHART]


PX values transmission capacity at $65/MW - $30/MW = $35/MW
SCI values transmission capacity at $35/MW - $10/MW = $25/MW
ISO allocates transmission to most valuable use (PX).


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RESCHEDULE TO RELIEVE CONGESTION



                                    [CHART]



ISO shifts 2 MWh of SC1's generation from G      to G
                                           SCI,A     SCI,B*
ISO does not arrange trades to lower cost.
Arranging such trades is left to the SCs who run the energy forward markets.



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CONGESTION USAGE CHARGES AND ZONAL MARGINAL COSTS


* Usage charge for sending energy from one zone to another is difference between zonal marginal costs.

*    Zonal marginal costs depend upon SC:

     -    the SCs' forward energy markets are separate.

*    Differences do NOT depend upon the SC.

     - Cost of moving a MWh of energy from one zone to another is independent of SC.

*    In the example, usage charge is $25/MWh.


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PX ZONAL ENERGY PRICES

*    PX sets zonal energy prices so that:

     - Zonal energy price in each zone ( > or = to ) most expensive energy in each zone

     - Differences between zonal energy prices equals ISO's usage charge between the zones

     -    Zonal energy prices as low as possible subject to above.

*    Zonal energy prices in example:

     -    Zone A: MC(PX,A)=$40/MWh

     -    Zone B: MC(PX,B)=$65/MWh.

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CHECK OF MARGINAL COSTS FOR PX

-    To calculate MC(PX,A) increment D(PX,A) by 1 MWh:

     o    PX increases G(PX,B) 1 MWh @ $65/MWh and sends to A.

     o    Flow from B to A provides 1 MW of capacity from A to B.

               -    SC1 increases G(SC1,A) 1 MWh @ $10/MWh.

               -    SC1 decreases G(SC1,B) 1 MWh @ $35/MWh.

     o    MC(PX,A) is $65/MWh + $10/MWh - $35/MWh = $40/MWh.

-    To calculate MC(PX,B) increment D(PX,B) by 1 MWh:

     o    PX increases G(PX,B) 1 MWh@$65/MWh.

     o    MC(PX,B) is $65/MWh.

-    PX's cost of sending energy from A to B is

          MC(PX,B) - MC(PX,A) = $25/MWh.

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HOLE IN PX PROTOCOL

*    The PX Protocols required non-negative zonal energy prices.

* If insufficient adjustment bids to alleviate congestion on a path, ISO would:

     -    Allocate transmission capacity to SCs pro rata.

     -    Set a fixed default usage charge on the path.

          o    ISO was planning to use $250/MWh as the default.

     -    ISO and PX protocols could interact to destablilize the market.

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GAME ...

* A relatively small PX participant could purposely congest a small interzonal path.

     -    Consider Silverpeak intertie (30 MW capacity).

     -    Gamer could bid 250 MWh in PX auction at $0/MWh

          o    Assume that he wins and PX UMCP=$25/MWh.

     - Gamer wold schedule 50 MWh at Silverpeak intertie and 200 MWh in California (SP15).

          o    Silverpeak is congested as a result.

     - Gamer would not give a decremental adjustment bid on the 50 MWh he schedule at Silverpeak.

          o ISO will use pro rata allocation and set default usage charge on Silverpeak intertie=$250/MWh.

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.... GAME ...

                                    [CHART]


*    ISO shifts 20 MWh of Gamer's generation from Silverpeak.

* ISO sets default usage charge = $250/MWh on path since it ran out of adjustment bids to reduce generation at Silverpeak.

* Assume that ISO uses Gamer's adjustment bid in SP15 to replace the 20 MWh to keep the PX in balance.


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.... GAME


*    PX requirements on zonal prices:

     -    ZMCP (SILVERPEAK,PX) > or = to $0/MWh.

     - ZMCP (SP15,PX) > or = to Most expensive energy purchased in zone (assume that this is $30/MWh).

     -    Difference in PX zonal prices equals ISO usage charge.

          o    ZMCP (SP15,PX) - ZMCP (SILVERPEAK,PX) = to $250/MWh.

*    Result

     -    ZMCP (SILVERPEAK,PX) = to $0/MWh

     -    ZMCP (SP15,PX) = to $250/MWh!

* Gamer was able to increase the price it receives for the 200 MWh it scheduled in SP15 by $220/MWh.


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CORRECTIONS



*    PX removed requirement for non-negative prices

     - If a participant does not give a decremental adjustment bid, he is saying that he will sell the energy at any price.

     - This price can be negative -- i.e., he will pay the PX to take the energy.

* When the ISO runs out of adjustment bids, the ISO sets the default usage charges based on the adjustment bids that it had received and used.


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